General information - Summary of recognised amounts of identifiable net assets and fair value of consideration transferred at acquisition date (Details) - VBC 3 Errichtungs GmbH € in Thousands	Oct. 01, 2023 EUR (€)
Disclosure Of Assets Acquisitions [Line Items]
Cash	€ 1,003
Property, Plant & Equipment	22,373
Loans and borrowings	(11,296)
Other liabilities	(126)
TOTAL IDENTIFIABLE NET ASSETS	€ 11,955